UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

HEALTHPEAK PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1920 Main Street, Suite 1200

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	PEAK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of stockholders (the “Annual Meeting”) of Healthpeak Properties, Inc. (the “Company”) was held on April 23, 2020. At the Annual Meeting, there were present, in person or by proxy, 462,490,695 shares of the Company’s common stock, which represented approximately 91.47% of the shares entitled to vote and constituted a quorum.

Set forth below are the voting results of the three proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 12, 2020.

Proposal 1. All of the nominees listed below were elected to the Board of Directors of the Company, each having received the affirmative vote of a majority of the votes cast at the Annual Meeting.

	For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
Brian G. Cartwright	425,638,163	5,598,669	387,798	30,866,065	98.70%
Christine N. Garvey	399,579,141	31,697,074	348,415	30,866,065	92.65%
R. Kent Griffin, Jr.	427,209,844	4,021,252	393,534	30,866,065	99.07%
David B. Henry	410,419,169	20,813,800	391,661	30,866,065	95.17%
Thomas M. Herzog	428,496,348	2,735,295	392,987	30,866,065	99.37%
Lydia H. Kennard	426,149,741	5,117,625	357,264	30,866,065	98.81%
Sara G. Lewis	429,256,319	2,013,932	354,379	30,866,065	99.53%
Katherine M. Sandstrom	427,244,993	4,027,056	352,581	30,866,065	99.07%

Proposal 2. The advisory vote to approve executive compensation was approved at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
392,597,142	38,361,310	666,178	30,866,065	91.10%

Proposal 3. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was approved at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
452,060,571	10,025,452	404,672	N/A	97.83%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 28, 2020

Healthpeak Properties, Inc.

By:	/s/ Troy E. McHenry
Troy E. McHenry
Executive Vice President, Chief Legal Officer,
General Counsel and Corporate Secretary